                               [Graphic Omitted]




                                   Seeking new opportunities for investors in a more competitive utilities environment.


--------------------------------------------------------------------------------
COLONIAL UTILITIES FUND Semiannual report
--------------------------------------------------------------------------------

May 31, 1998

                      -----------------------------------
                      Not FDIC          May Lose Value
                      Insured           No Bank Guarantee
                      -----------------------------------

--------------------------------------------------------------------------------
                             COLONIAL UTILITIES FUND
                         DECEMBER 1, 1997 - MAY 31, 1998

INVESTMENT OBJECTIVE: Colonial Utilities Fund seeks current income and long-term growth.

PORTFOLIO MANAGER COMMENTARY: "The beginning of this period was characterized by declining interest rates and lingering concerns over weak Asian stock markets. In this environment, investors preferred quality domestic issues, such as U.S. utility stocks. Their prices benefited as a result. We used this early strength to reduce domestic telephone exposure and added selected foreign telecommunication stocks. Our new foreign holdings were focused in Europe, where we see significant growth potential."

                                               -- John Lennon & Richard Petrino

                       COLONIAL UTILITIES FUND PERFORMANCE

                                         CLASS A      CLASS B       CLASS C

Inception dates                          3/4/92(1)     5/5/92        8/1/97
------------------------------------------------------------------------------
Distributions declared per share          $0.284       $0.212        $0.212
------------------------------------------------------------------------------
30-day SEC yields on 5/31/98(2)            2.39%        1.75%         1.75%
------------------------------------------------------------------------------
Six-month total returns, assuming         11.07%       10.67%        10.67%
reinvestment of all distributions and
no sales charge or contingent
deferred sales charge (CDSC)
------------------------------------------------------------------------------
Net asset value per share on 5/31/98      $19.77       $19.77        $19.77

TOP FIVE HOLDINGS                           SECTOR BREAKDOWN
(as of 5/31/98)                             (as of 5/31/98)
-----------------------------------         -----------------------------------

1. Bell Atlantic Corp. ......  4.53%        Common & Convertible Stocks
2. FPL Group, Inc. ..........  4.39%          Electric ................... 37.9%
3. Williams Companies, Inc. .  4.32%          Telephone .................. 39.2%
4. BellSouth Corp. ..........  4.30%          Natural Gas ................ 13.3%
5. GTE Corp. ................  4.25%        Non-utility Stocks ...........  2.2%
                                            Preferred Stocks .............  6.8%
                                            Net Cash & Equivalents .......  0.6%

(1) Date of adoption of the Fund's current investment policies.

(2) Reflects the portfolio's earning power, net of expenses, expressed as an annualized percentage of the public offering price per share at the end of the period.

    Holdings and sector breakdowns are calculated as a percent of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to hold these securities or maintain these sector weightings in the future. Industry sectors in the following financial statements are based upon the standard industrial classification (SIC) published by the U.S. Office of Management and Budget. The sector classifications used on this page are based upon Colonial's defined criteria used in the investment process.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                    ----------------------------

                                                    [Photo of Stephen E. Gibson]

                                                    ----------------------------

Harold Cogger retired in June 1998 as president of Colonial Utilities Fund's Board of Trustees. I would like to take this opportunity to thank him for his guidance over the past few years and wish him well. As the new president of the Fund, I am pleased to present the semiannual report for Colonial Utilities Fund for the six-month period ended May 31, 1998.

Several economic factors influenced the utilities market during the last six months:

|_| Events in the Pacific Rim continued to dominate headlines early in the period. The economic crisis in Southeast Asia negatively impacted many stock markets worldwide. In this environment, investors preferred quality stocks like U.S. utilities, which offered relative stability and low exposure to volatile foreign economies. U.S. utility stock prices rose as a result.

|_| Long-term Treasury rates dropped modestly from the beginning to the end of the period. Because utility stock prices generally rise as interest rates fall, your Fund and utility stocks as a whole benefited from this trend.

|_| Utility stock prices were positively affected by expectations of a resurgence in merger activity.

Colonial Utilities Fund continues to provide opportunities for current income and potential for long-term growth to investors.

The Portfolio Manager's Report on the following pages will provide you with specific information on your Fund's performance and the market in which your Fund invests. Thank you for choosing Colonial Utilities Fund and for giving us the opportunity to serve your investment needs.

Respectfully,

/s/ Stephen E. Gibson

    Stephen E. Gibson
    President
    July 10, 1998

Because market and economic conditions change, there can be no assurance that the trends discussed above or on the following pages will continue.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                           PORTFOLIO MANAGEMENT REPORT

JOHN LENNON is vice president of Colonial Management Associates, Inc. and lead portfolio manager of Colonial Utilities Fund. RICHARD PETRINO is assistant vice president of Colonial Management Associates, Inc. and associate portfolio manager of the Fund.

YOUR FUND PROVIDED A SOLID TOTAL RETURN AS ALL UTILITY SECTORS ADVANCED

For the six-month period, the Fund provided a total return of 11.07% for Class A shares, based on net asset value. This compares favorably to the Standard & Poor's (S&P) Utility Index which returned 10.83%(1) over the same period.

Stronger-than-anticipated economic activity in the first quarter of 1998 resulted in some interest rate volatility. However, over the course of the entire period, interest rates declined. This created a favorable environment for utility stocks. Announcements of utility mergers, both in and across industry lines, were slow during the period. Despite this, expectations of a resurgence in such activity continued to buoy utility stock prices. All sectors of the utility market rose, with natural gas stocks leading the way.

TWO NATURAL GAS STOCKS PROVIDE STRONG PERFORMANCE

The S&P Natural Gas Index posted a total return of 14.72% for the six-month period. Williams Companies, the Fund's third largest holding (4.32% of total net assets), and Enron (1.99% of total net assets) both posted impressive gains. These companies, which account for a significant portion of the index, were rewarded by investors for their respective non-traditional activities in telecommunications and energy trading.

TELECOMMUNICATIONS SECTOR OFFERED MANY GROWTH OPPORTUNITIES

Telephone stocks achieved a total return of 11.59% during the period, as measured by the S&P Telephone Index. For the first time in the Fund's history, telecommunications common stocks (39% of the portfolio) represented a larger portion of the Fund than electric common stocks (38% of the portfolio). Five years ago, the electric utility sector represented nearly 85% of the Fund. This shift illustrates our response to the changing utility marketplace. In addition, telephone companies have broadened their product offerings, and have entered into partnerships and mergers in an attempt to capture the end customer. We believe the telecommunications sector offers significant growth potential based on the explosive demand for voice, data and Internet services.

ELECTRIC UTILITY STOCKS BENEFITED FROM INVESTORS' SEARCH FOR QUALITY

Electric stocks, up 9.78% during the period, as measured by the S&P Electric Index, benefited from investors' flight to quality. Their large size, domestic focus and high degree of liquidity made these stocks attractive to investors seeking conservative growth. Several new states have joined California, Massachusetts and New York, passing legislation that will deregulate utilities. Companies are continuing to restructure to meet the challenges of a more competitive marketplace. In this environment, we expect to see a resurgence of merger activity.

FOREIGN TELECOMMUNICATIONS COMPANIES LOOKED ATTRACTIVE

We took profits in a strong domestic utility market early in the period and increased the Fund's holdings in foreign utility stocks. We believe there are substantial growth opportunities overseas, especially in the telecommunications sector. As of May 31, foreign utilities represented over 10% of net assets -- up from 3.5% on November 30, 1997.

We added telephone holdings in the United Kingdom and Continental Europe, South and Latin America, and Australia -- all regions experiencing strong growth in consumer demand. Our largest commitment is in Europe, primarily in developed, relatively stable countries. We acquired Telefonica de Espana (Spain), Telecom Italia SPA (Italy) and Energis PLC. (U.K.), which respectively represented 2.30%, 2.25% and 0.96% of period end total net assets.

NEW MANAGERS ADDED

Effective July 1, Ophelia Barsketis and Deborah Jansen were added as co-managers of the Fund. Ophelia and Deborah also co-manage Colonial Global Utilities Fund. We welcome these two managers and believe their years of experience will bring additional depth to our management team in an increasingly complex utility marketplace.

FAVORABLE INVESTMENT ENVIRONMENT FOR UTILITIES EXPECTED TO CONTINUE

We believe that worldwide demand for utility services will continue to grow. Continued low inflation resulting in low interest rates would both be positives for utility stock prices. In response to the deregulation of U.S. utility markets, companies will continue to restructure their operations. Also, we expect to see more mergers and alliances as companies seek to expand their geographic presence in an open and more competitive marketplace. The effects of these mergers, both within and across traditional industry sectors, should be a plus for utility stock prices overall. In addition to the favorable outlook for domestic stocks, we believe that foreign utility markets will continue to offer good investment opportunities. Firms within those markets, both in developed and developing countries, should continue to expand in their quest to meet the growing demand for power and telecommunications services.

(1) For the 1, 5 and 10 year periods ended 5/31/98, the average annual total returns for the S&P Utility Index were 29.49%, 12.69% and 14.31%, respectively.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
               COLONIAL UTILITIES FUND INVESTMENT PERFORMANCE VS.
       THE DOW JONES UTILITIES AVERAGE AND THE STANDARD & POOR'S 500 INDEX

                Change in Value of $10,000 from 3/31/92 - 5/31/98
                     Based on NAV and POP for Class A Shares

                   STANDARD &                                         DOW JONES
                   POOR'S 500         NAV              POP            UTILITIES
                   ----------         ---              ---            ---------
Mar-92              $10,000         $10,000          $10,000           $10,000
Apr-92               10,293          10,204            9,720            10,287
May-92               10,344          10,443            9,947            10,467
June-92              10,190          10,532           10,032            10,436
July-92              10,606          11,084           10,558            11,169
Aug-92               10,389          11,065           10,539            10,912
Sep-92               10,511          11,131           10,602            11,066
Oct-92               10,547          11,137           10,608            11,071
Nov-92               10,905          11,126           10,598            11,061
Dec-92               11,039          11,407           10,865            11,255
Jan-93               11,131          11,618           11,067            11,562
Feb-93               11,283          12,213           11,633            12,325
Mar-93               11,521          12,306           11,722            12,472
Apr-93               11,243          12,278           11,695            12,385
May-93               11,543          12,258           11,676            12,403
June-93              11,576          12,608           12,009            12,811
July-93              11,530          12,835           12,225            13,116
Aug-93               11,966          13,161           12,536            13,524
Sep-93               11,874          13,043           12,424            13,247
Oct-93               12,120          12,856           12,246            12,793
Nov-93               12,004          12,261           11,679            12,049
Dec-93               12,149          12,468           11,876            12,338
Jan-94               12,562          12,266           11,683            12,181
Feb-94               12,221          11,697           11,142            11,416
Mar-94               11,690          11,382           10,841            10,722
Apr-94               11,839          11,635           11,082            10,911
May-94               12,033          11,142           10,612            10,263
June-94              11,738          10,887           10,370             9,846
July-94              12,124          11,290           10,754            10,380
Aug-94               12,619          11,324           10,787            10,616
Sep-94               12,311          11,039           10,515            10,262
Oct-94               12,587          11,186           10,655            10,279
Nov-94               12,129          11,153           10,623            10,259
Dec-94               12,309          11,182           10,651            10,452
Jan-95               12,628          11,912           11,346            11,142
Feb-95               13,120          11,983           11,414            11,265
Mar-95               13,506          11,888           11,323            10,975
Apr-95               13,904          12,132           11,556            11,405
May-95               14,458          12,679           12,077            12,188
June-95              14,794          12,721           12,117            12,014
July-95              15,284          12,802           12,194            12,149
Aug-95               15,322          13,100           12,477            12,121
Sep-95               15,968          13,824           13,167            12,915
Oct-95               15,911          14,124           13,453            12,960
Nov-95               16,609          14,375           13,692            13,128
Dec-95               16,929          15,068           14,353            13,795
Jan-96               17,505          15,359           14,630            14,161
Feb-96               17,667          14,986           14,274            13,530
Mar-96               17,838          14,835           14,130            13,203
Apr-96               18,100          14,673           13,976            13,070
May-96               18,566          14,694           13,996            13,140
June-96              18,637          15,246           14,522            13,876
July-96              17,814          14,651           13,955            12,952
Aug-96               18,190          14,723           14,024            13,615
Sep-96               19,213          14,753           14,052            13,845
Oct-96               19,743          15,352           14,623            14,509
Nov-96               21,234          15,851           15,098            15,163
Dec-96               20,813          15,975           15,217            15,050
Jan-97               22,113          16,311           15,536            15,074
Feb-97               22,287          16,594           15,806            14,815
Mar-97               21,373          15,974           15,216            14,325
Apr-97               22,647          16,100           15,335            14,217
May-97               24,032          16,651           15,860            14,675
June-97              25,100          17,139           16,325            15,044
July-97              27,097          17,384           16,558            15,650
Aug-97               25,580          16,987           16,180            15,493
Sep-97               26,980          17,876           17,027            15,986
Oct-97               26,080          17,963           17,109            16,301
Nov-97               27,287          19,538           18,610            17,472
Dec-97               27,755          20,490           19,516            18,511
Jan-98               28,062          20,467           19,495            17,874
Feb-98               30,084          20,954           19,959            18,533
Mar-98               31,624          22,651           21,575            19,567
Apr-98               31,947          22,024           20,978            19,501
May-98               31,399          21,701           20,670            19,603

                  VALUE OF A $10,000 INVESTMENT MADE ON 3/31/92
                                  As of 5/31/98

--------------------------------------------------------------------------------
                     CLASS A SHARES      CLASS B SHARES       CLASS C SHARES
                     NAV       POP      NAV      w/CDSC       NAV       w/CDSC
--------------------------------------------------------------------------------
Since inception    $21,701   $20,670  $20,756    $20,756    $21,570     $21,570
--------------------------------------------------------------------------------

                          AVERAGE ANNUAL TOTAL RETURNS
                                  As of 5/31/98

--------------------------------------------------------------------------------
                      CLASS A SHARES(1)     CLASS B SHARES      CLASS C SHARES
INCEPTION                  3/4/92              5/5/92              8/1/97
                       NAV        POP      NAV      w/CDSC     NAV       w/CDSC
--------------------------------------------------------------------------------
1 year               30.33%    24.14%   29.39%     24.39%     29.54%      28.54%
--------------------------------------------------------------------------------
5 years              12.10     11.02    11.28      11.02      11.97       11.97
--------------------------------------------------------------------------------
10 years             13.19     12.64    12.69      12.69      13.12       13.12
--------------------------------------------------------------------------------

(1) Change in investment policies.

Past performance cannot predict future results. Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. Net asset value (NAV) returns do not include sales charges or contingent deferred sales charges (CDSC). Public offering price (POP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year and 2% for five years for Class B shares, and 1% for one year for Class C shares. Performance for different share classes will vary based on differences in sales charges and fees associated with each class.

The Dow Jones Utilities Average and the Standard & Poor's 500 Index are two unmanaged indexes that track the performance of utility stocks and U.S. stocks, respectively. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

Class B and Class C share (newer class shares) performance information includes returns of the Fund's Class A shares (the oldest existing fund class) for periods prior to the inception dates of the newer class shares. These Class A share returns are not restated to reflect any expense differential (e.g., Rule 12b-1 fees) between Class A shares and the newer class shares. Had the expense differential been reflected, the returns for periods prior to the inception date of the newer class shares would have been lower.
--------------------------------------------------------------------------------

                              INVESTMENT PORTFOLIO
                     MAY 31, 1998 (UNAUDITED, IN THOUSANDS)

COMMON STOCKS & CONVERTIBLES - 92.6%         COUNTRY     SHARES        VALUE
--------------------------------------------------------------------------------
FINANCE, INSURANCE & REAL ESTATE - 0.9%
  DEPOSITORY INSTITUTIONS
  First Union Corp.                                        175        $    9,680
                                                                      ----------

 ................................................................................
MANUFACTURING - 1.3%
  COMMUNICATIONS EQUIPMENT - 1.2%
  Harris Corp.                                              50             2,416
  Lucent Technologies, Inc.                                150            10,641
                                                                      ----------
                                                                          13,057
                                                                      ----------

  MACHINERY & COMPUTER EQUIPMENT - 0.1%
  Timken Co.                                                25               941
                                                                      ----------

 ................................................................................
MINING & ENERGY - 2.0%
  OIL & GAS FIELD SERVICES
  Enron Corp.                                              418            20,930
                                                                      ----------

 ................................................................................
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 88.4%
  ELECTRIC SERVICES - 37.9%
  American Electric Power Co., Inc.                        125             5,672
  Boston Edison Co.                                        100             4,056
  Cinergy Corp.                                            950            30,697
  DPL, Inc.                                               2000            34,500
  DTE Energy Co.                                           600            23,737
  Duke Energy Corp.                                        400            23,050
  Eastern Utilities Associates                             125             3,169
  Edison International                                     900            26,550
  Entergy Corp.                                            150             3,947
  FirstEnergy Corp.                                        200             5,937
  FPL Group, Inc.                                          750            46,078
  GPU, Inc.                                                700            26,950
  Houston Industries, Inc.                                 774            22,156
  Interstate Energy Corp.                                  285             8,568
  Kansas City Power & Light Co.                            600            17,250
  Long Island Lighting Co.                                 250             7,453
  MidAmerican Energy Co.                                   100             2,081
  New Century Energies, Inc.                               550            25,300
  PacifiCorp                                               500            11,531
  Public Service Enterprise Group, Inc.                    100             3,306
  Rochester Gas & Electric Corp.                            50             1,537
  Sierra Pacific Resources                                 275             9,436
  Southern Co.                                             600            15,938
  Texas Utilities Co.                                      700            27,650
  Unicom Corp.                                             200             6,875
  Utilicorp United, Inc.                                   150             5,334
                                                                      ----------
                                                                         398,758
                                                                      ----------

  GAS SERVICES - 11.3%
  MCN Energy Group, Inc.                                   825            29,700
  MCN Energy Group, Inc., PRIDES, 8.75%                     35             1,083
  MDU Resources Group, Inc.                                175             5,830
  Pacific Enterprises                                      400            15,225
  Peoples Energy Corp.                                     150             5,531
  UGI Corp.                                                400            10,125
  Williams Cos., Inc.                                     1400            45,413
  Williams Cos., Inc., $3.50 Convertible Preferred          37             5,670
                                                                      ----------
                                                                         118,577
                                                                      ----------

  TELECOMMUNICATION - 39.2%
  Ameritech Corp.                                          940            39,891
  Bell Atlantic Corp.                                      520            47,645
  BellSouth Corp.                                          700            45,150
  Cincinnati Bell, Inc.                                    350            11,134
  Citizens Utilities Co.,
    5% Convertible Preferred                               100             4,900
  Energis PLC (a)                         UK               140            10,115
  Frontier Corp.                                           350            10,653
  GTE Corp.                                                765            44,609
  Hellenic Telecommunication
    Organization S.A                      Gr               500            14,667
  MATAV ADR                               Hg               250             7,000
  SBC Communications, Inc.                                1070            41,596
  Telecom Italia SPA ADR                  It               315            23,595
  Telecomunicacoes Brasileiras SA ADR     Bz               140            14,928
  Telefonica de Espana ADR                Sp               180            24,210
  Telefonos de Mexico SA                  Mx               300            14,231
  Telstra Corp. Part Paid ADS             Au                34             1,584
  US West Communications Group                             650            32,988
    Worldcom, Inc. (a)                                     500            22,750
                                                                      ----------
                                                                         411,646
                                                                      ----------

TOTAL COMMON STOCKS & CONVERTIBLES
 (cost of $676,437)                                                      973,589
                                                                      ----------

PREFERRED STOCKS - 5.9%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 5.9%
  ELECTRIC SERVICES - 4.9%
  Arizona Public Service Co., $1.8125 Series W             180             4,567
  Baltimore Gas & Electric Co.,
     6.75%, Series 1987                                     25             2,619
  Boston Edison Co., 7.75%                                 100             2,512
  Commonwealth Edison Co., 7.24%                            52             5,320
  Detroit Edison Co., 7.74%                                100             2,520
  Entergy Arkansas, Inc.:
              7.80%                                         10             1,033
              7.88%                                          9               917
  Entergy Gulf States Utilities:
              7.56%                                         18             1,923
              8.80%                                         13             1,344
  Entergy Louisiana, Inc., 8.00%                            30               791
  Jersey Central Power & Light Co.,
     7.88%, Series E                                        15             1,545
  Northern Indiana Public Service Co., 7.44%                 9               909
  Ohio Edison Co., 7.75%                                   240             6,090
  Pennsylvania Power Co., 7.75%                             15             1,500
  TU Electric Capital, TOPRS, 8.25%                        680            17,553
                                                                      ----------
                                                                          51,143
                                                                      ----------

  GAS SERVICES - 1.0%
  Enron Corp., MIPS, 8.00%                                 400            10,000
  Pacific Enterprises, $4.50                                 4               336
                                                                      ----------
                                                                          10,336
                                                                      ----------

TOTAL PREFERRED STOCKS (cost of $60,364)                                  61,479
                                                                      ----------

ADJUSTABLE RATE PREFERRED STOCKS - 0.9%
--------------------------------------------------------------------------------
TRANSPORTATION, COMMUNICATIONS, ELECTRIC,
GAS & SANITARY SERVICES - 0.9%
  ELECTRIC SERVICES
  Cleveland Electric Illuminating Co., Series L, 7          65             6,585
  Entergy Gulf States Utilities, Series A, 7.00%            17             1,664
  Toledo Edison Co., Series A, 7.00%                        40             1,000
                                                                      ----------

TOTAL ADJUSTABLE RATE PREFERRED STOCKS                                     9,249
  (cost of $8,680)                                                    ----------

TOTAL INVESTMENTS - 99.4% (cost of $745,481)(b)                        1,044,317
                                                                      ----------

SHORT-TERM OBLIGATIONS - 0.6%                           PAR
--------------------------------------------------------------------------------
Repurchase agreement with ABN AMRO Chicago Corp.,
dated 05/29/98, due 06/01/98 at 5.58%
collateralized by U.S. Treasury notes and bills
with various maturities to 2027, market value
$6,491 (repurchase proceeds $6,224)                 $    6,221             6,221
                                                                      ----------

OTHER ASSETS & LIABILITIES, NET - 0.0%                                $      255
--------------------------------------------------------------------------------

NET ASSETS - 100.0%                                                   $1,050,793
                                                                      ==========

NOTES TO INVESTMENT PORTFOLIO:
--------------------------------------------------------------------------------
  (a) Non-income producing.
  (b) Cost for federal income tax purposes is the same.

Summary of Securities by Country       Country        Value           % of Total
--------------------------------------------------------------------------------
United States                                       $  933,987              89.4
Italy                                     It            23,595               2.3
Spain                                     Sp            24,210               2.2
Brazil                                    Bz            14,928               1.4
Greece                                    Gr            14,667               1.4
Mexico                                    Mx            14,231               1.4
United Kingdom                            UK            10,115               1.0
Hungary                                   Hg             7,000               0.7
Australia                                 Au             1,584               0.2
                                                    ----------        ----------
                                                    $1,044,317             100.0
                                                    ----------        ----------

Certain securities are listed by country of underlying exposure but may trade predominantly on other exchanges.

    Acronym                   Name
    -------                   ----
      ADR         American Depositary Receipt
      ADS         American Depositary Shares
     MIPS         Monthly Income Preferred Stock
    PRIDES        Preferred Redeemable Increased Dividend Equity Securities
     TOPRS        Trust Originated Preferred Redeemable Stock


  See notes to financial statements

                        STATEMENT OF ASSETS & LIABILITIES
                            MAY 31, 1998 (UNAUDITED)

(in thousands except for per share amounts and footnotes)
ASSETS
Investments at value (cost $745,481)                               $1,044,317
Short-term obligations                                                  6,221
                                                                   ----------
                                                                    1,050,538
Receivable for:
  Dividends                                               $3,709
  Fund shares sold                                           785
  Interest                                                     3
Other                                                         24        4,521
                                                          ------    ---------
  Total Assets                                                      1,055,059

LIABILITIES
Payable for:
  Fund shares repurchased                                  2,146
  Distributions                                            1,961
Accrued:
  Deferred Trustees fee                                       15
Other                                                        144
                                                          ------
    Total Liabilities                                                   4,266
                                                                   ----------

NET ASSETS                                                         $1,050,793
                                                                   ==========

Net asset value & redemption price per share -
Class A ($339,538/17,178)                                          $    19.77
                                                                   ==========
Maximum offering price per share - Class A
($19.77/0.9525)                                                    $    20.76(a)
                                                                   ==========
Net asset value & offering price per share -
Class B ($709,650/35,903)                                          $    19.77(b)
                                                                   ==========
Net asset value & offering price per share -
Class C ($1,605/81)                                                $    19.77(b)
                                                                   ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                    $  759,280
Undistributed net investment income                                       125
Accumulated net realized loss                                          (7,455)
Net unrealized appreciation on:
  Investments                                                         298,836
  Foreign currency transactions                                             7
                                                                   ----------
                                                                   $1,050,793
                                                                   ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

See notes to financial statements.

                            STATEMENT OF OPERATIONS
                     FOR THE SIX MONTHS ENDED MAY 31, 1998
                                   (UNAUDITED)

(in thousands)
INVESTMENT INCOME
Dividends                                                               $ 20,580
Interest                                                                     608
                                                                        --------
  Total investment income (net of nonreclaimable
  foreign taxes withheld at source which
  amounted to $79)                                                        21,188

EXPENSES
Management fee                                           $3,432
Service fee                                               1,337
Distribution fee - Class B                                2,683
Distribution fee - Class C                                    4
Transfer agent                                            1,296
Bookkeeping fee                                             187
Registration fee                                             24
Custodian fee                                                18
Audit fee                                                    21
Trustees fee                                                 31
Reports to shareholders                                      16
Legal fee                                                     5
Other                                                        36            9,090
                                                         ------         --------
    Net Investment Income                                                 12,098
                                                                        --------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain on:
  Investments                                            49,242
  Foreign currency transactions                              (a)
                                                         ------
    Net Realized Gain                                                     49,242
Net unrealized appreciation
  during the period on:
Investments                                                               46,432
Foreign currency transactions                                 7
                                                         ------
    Net Unrealized Appreciation                                           46,439
                                                                        --------
       Net Gain                                                           95,681
                                                                        --------
Increase in Net Assets from Operations                                  $107,779
                                                                        ========


(a) Rounds to less than one.

See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

                                                 (Unaudited)
                                               Six months ended     Year ended
(in thousands)                                       May 31         November 30
                                               ----------------     -----------
INCREASE (DECREASE) IN NET ASSETS                    1998             1997 (a)
Operations:
Net investment income                             $   12,098         $   32,363
Net realized gain                                     49,242             52,100
Net unrealized appreciation                           46,439            116,509
                                                  ----------         ----------
  Net Increase from Operations                       107,779            200,972
Distributions:
From net investment income - Class A                  (5,042)           (12,211)
From net investment income - Class B                  (7,835)           (20,526)
From net investment income - Class C                     (12)                (3)
                                                  ----------         ----------
                                                      94,890            168,232
                                                  ----------         ----------
Fund Share Transactions:
Receipts for shares sold - Class A                    57,892             61,367
Value of distributions reinvested - Class A            3,791              9,090
Cost of shares repurchased - Class A                 (80,517)          (145,721)
                                                  ----------         ----------
                                                     (18,834)           (75,264)
                                                  ----------         ----------
Receipts for shares sold - Class B                    17,674             16,129
Value of distributions reinvested - Class B            6,381             16,402
Cost of shares repurchased - Class B                 (62,142)          (191,589)
                                                  ----------         ----------
                                                     (38,087)          (159,058)
                                                  ----------         ----------
Receipts for shares sold - Class C                     1,178                644
Value of distributions reinvested - Class C                9                  2
Cost of shares repurchased - Class C                    (195)              (131)
                                                  ----------         ----------
                                                         992                515
                                                  ----------         ----------
Net Decrease from Fund
  Share Transactions                                 (55,929)          (233,807)
                                                  ----------         ----------
    Total Increase (Decrease)                         38,961            (65,575)

NET ASSETS
Beginning of period                                1,011,832          1,077,407
                                                  ----------         ----------
End of period (including undistributed
  net investment income of $125 and
  $910, respectively)                             $1,050,793         $1,011,832
                                                  ==========         ==========


(a) Class C shares were initially offered on August 1, 1997.

See notes to financial statements.

                   STATEMENT OF CHANGES IN NET ASSETS - CONT.

                                                 (Unaudited)
                                               Six months ended     Year ended
                                                    May 31          November 30
                                               ----------------     -----------
NUMBER OF FUND SHARES                                 1998            1997 (a)
Sold - Class A                                         3,025              3,770
Issued for distributions reinvested - Class A            197                575
Repurchased - Class A                                 (4,184)            (9,114)
                                                  ----------         ----------
                                                        (962)            (4,769)
                                                  ----------         ----------
Sold - Class B                                           906              1,024
Issued for distributions reinvested - Class B            333              1,038
Repurchased - Class B                                 (3,199)           (12,139)
                                                  ----------         ----------
                                                      (1,960)           (10,077)
                                                  ----------         ----------
Sold - Class C                                            60                 38
Issued for distributions reinvested - Class C              1                (b)
Repurchased - Class C                                    (10)                (8)
                                                  ----------         ----------
                                                          51                 30
                                                  ----------         ----------


(a) Class C shares were initially offered on August 1, 1997.
(b) Rounds to less than one.

See notes to financial statements.

                         NOTES TO FINANCIAL STATEMENTS
                            MAY 31, 1998 (UNAUDITED)

NOTE 1. INTERIM FINANCIAL STATEMENTS
 ................................................................................
In the opinion of management of Colonial Utilities Fund (the Fund), a series of Colonial Trust IV, the accompanying financial statements contain all normal and recurring adjustments necessary for the fair presentation of the financial position of the Fund at May 31, 1998, and the results of its operations, the changes in its net assets and the financial highlights for the six months then ended.

NOTE 2. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: The Fund is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's investment objective is to seek current income and long-term growth. The Fund may issue an unlimited number of shares. The Fund offers three classes of shares: Class A, Class B, and Class
C. Class A shares are sold with a front-end sales charge and Class B shares are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years. Class C shares are subject to a contingent deferred sales charge on redemptions made within one year after purchase and an annual distribution fee.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Equity securities generally are valued at the last sale price or, in the case of unlisted or listed securities for which there were no sales during the day, at current quoted bid prices.

Forward currency contracts are valued based on the weighted value of the exchange traded contracts with similar durations.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

The value of all assets and liabilities quoted in foreign currencies are translated into U.S. dollars at that day's exchange rates.

Portfolio positions for which market quotations are not readily available are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B and Class C distribution fees), and realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B and Class C per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B and Class C shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The amount and character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

FOREIGN CURRENCY TRANSACTIONS: Net realized and unrealized gains (losses) on foreign currency transactions includes the fluctuation in exchange rates on gains (losses) between trade and settlement dates on securities transactions, gains (losses) arising from the disposition of foreign currency and currency gains (losses) between the accrual and payment dates on dividends and interest income and foreign withholding taxes.

The Fund does not distinguish that portion of gains (losses) on investments which is due to changes in foreign exchange rates from that which is due to changes in market prices of the investments. Such fluctuations are included with the net realized and unrealized gains (losses) on investments.

FORWARD CURRENCY CONTRACTS: The Fund may enter into forward currency contracts to purchase or sell foreign currencies at predetermined exchange rates in connection with the settlement of purchases and sales of securities. The Fund may also enter into forward currency contracts to hedge certain other foreign currency denominated assets. The contracts are used to minimize the exposure to foreign exchange rate fluctuations during the period between trade and settlement date of the contracts. All contracts are marked-to-market daily, resulting in unrealized gains (losses) which become realized at the time the forward currency contracts are closed or mature.

Realized and unrealized gains (losses) arising from such transactions are included in net realized and unrealized gains (losses) on foreign currency transactions. Forward currency contracts do not eliminate fluctuations in the prices of the Fund's portfolio securities. While the maximum potential loss from such contracts is the aggregate face value in U.S. dollars at the time the contract was opened, exposure is typically limited to the change in value of the contract (in U.S. dollars) over the period it remains open. Risks may also arise if counterparties fail to perform their obligations under the contracts.

OTHER: Corporate actions are recorded on the ex-date (except for certain foreign securities which are recorded as soon after ex-date as the Fund becomes aware of such), net of nonreclaimable tax withholdings. Where a high level of uncertainty as to collection exists, income on securities is recorded net of all tax withholdings with any rebates recorded when received. Interest income is recorded on the accrual basis.

The Fund's custodian takes possession through the federal book-entry system of securities collateralizing repurchase agreements. Collateral is marked-to-market daily to ensure that the market value of the underlying assets remains sufficient to protect the Fund. The Fund may experience costs and delays in liquidating the collateral if the issuer defaults or enters bankruptcy.

NOTE 3.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on the Fund's average net assets as follows:

              Average Net Assets       Annual Fee Rate
              -------------------      ----------------
                First $1 billion            0.65%
                Over $1 billion             0.60%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus a percentage of the Fund's average net assets as follows:

              Average Net Assets       Annual Fee Rate
              -------------------      ----------------
              First $50 million           No charge
              Next $950 million            0.035%
              Next $1 billion              0.025%
              Next $1 billion              0.015%
              Over $3 billion              0.001%

TRANSFER AGENT: Colonial Investors Service Center, Inc. (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.20% annually of the Fund's average net assets and receives reimbursement for certain out-of-pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Liberty Funds Distributor, Inc., formerly Liberty Financial Investments, Inc. (the Distributor), a subsidiary of the Adviser, is the Fund's principal underwriter. For the six months ended May 31, 1998, the Fund has been advised that the Distributor retained net underwriting discounts of $15,198 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $15,013, $461,217 and $192 on Class A, Class B and Class C share redemptions, respectively.

The Fund has adopted a 12b-1 plan which requires the payment of a service fee to the Distributor equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% annually of the average net assets attributable to Class B and Class C shares only.

The CDSC and the fees received from the 12b-1 plan are used principally as repayment to the Distributor for amounts paid by the Distributor to dealers who sold such shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the Fund's assets.

NOTE 4.  PORTFOLIO INFORMATION
 ....................................................................
INVESTMENT ACTIVITY: For the six months ended May 31, 1998, purchases and sales of investments, other than short-term obligations, were $94,801,759 and $137,250,045, respectively.

Unrealized appreciation (depreciation) at May 31, 1998, based on cost of investments for both financial statement and federal income tax purposes was:

        Gross unrealized appreciation      $ 310,075,616
        Gross unrealized depreciation        (11,239,708)
                                           -------------
             Net unrealized appreciation   $ 298,835,908
                                           =============

CAPITAL LOSS CARRYFORWARD: At November 30, 1997, capital loss carryforwards available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

               Year of                     Capital loss
              expiration                   carryforward
              ----------                   ------------
                2002                       $ 35,182,000
                2003                         21,504,000
                                           ------------
                                           $ 56,686,000
                                           ============

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund concentrates its investments in utility securities, subjecting it to greater risk than a fund that is more diversified.

There are certain additional risks involved when investing in foreign securities that are not inherent with investments in domestic securities. These risks may involve foreign currency exchange rate fluctuations, adverse political and economic developments and the possible prevention of foreign currency exchange or the imposition of other foreign governmental laws or restrictions.

NOTE 5.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the six months ended May 31, 1998.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:
                                                        (Unaudited)
                                                  Six months ended May 31
                                            ---------------------------------
                                                          1998
                                            Class A      Class B      Class C
                                            -------      -------      -------
Net asset value -
 Beginning of period                        $18.060      $18.060      $18.060
                                            -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                         0.270        0.198        0.198
Net realized and unrealized gain              1.724        1.724        1.724
                                            -------      -------      -------
   Total from Investment Operations           1.994        1.922        1.922
                                            -------      -------      -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income                   (0.284)      (0.212)      (0.212)
                                            -------      -------      -------
Net asset value -
 End of period                              $19.770      $19.770      $19.770
                                            =======      =======      =======
Total return (c)                              11.07(d)     10.67(d)     10.67(d)
                                            =======      =======      =======

RATIOS TO AVERAGE NET ASSETS:
Expenses (e)                                   1.21(f)      1.96(f)      1.96(f)
Net investment income (e)                      2.78(f)      2.03(f)      2.03(f)
Portfolio turnover                               9%(d)        9%(d)        9%(d)
Average commission rate (g)                 $0.0438      $0.0438      $0.0438
Net assets at end
 of period (in millions)                    $   339      $   710      $     2

(a) Class C shares were initially offered on August 1, 1997. Per share amounts reflect activity from that date.
(b) The amount shown for a share outstanding does not correspond with the aggregate net gain on investments for the period due to the timing of sales and repurchases of Fund shares in relation to fluctuating market values of the investments of the Fund.
(c) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(d) Not annualized.
(e) The benefits derived from custody credits and directed brokerage arrangements had no impact.
(f) Annualized.
(g) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                                  Year ended November 30
                                            ---------------------------------
                                                          1997
                                            Class A      Class B      Class C(a)
                                            -------      -------      -------

                                            $15.210      $15.210      $16.260
                                            -------      -------      -------

                                              0.599        0.481        0.166

                                              2.852        2.852        1.794(b)
                                            -------      -------      -------

                                              3.451        3.333        1.960
                                            -------      -------      -------

                                             (0.601)      (0.483)      (0.160)
                                            -------      -------      -------

                                            $18.060      $18.060      $18.060
                                            =======      =======      =======
                                             23.26%        22.36%      12.12%(d)
                                            =======      =======      =======


                                              1.22%        1.97%        1.97%(f)
                                              3.76%        3.01%        2.96%(f)
                                                 7%           7%           7%
                                            $0.0442      $0.0442      $0.0442

                                            $   327      $   684      $     1

Selected data for a share of each class outstanding throughout each period are as follows:

                                              Year ended November 30
                                    ----------------------------------------
                                           1996                  1995
                                    Class A    Class B    Class A    Class B
                                    -------    -------    -------    -------
Net asset value -
 Beginning of period                $14.370    $14.370    $11.720    $11.720
                                    -------    -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income                 0.612      0.502      0.640      0.544
Net realized and unrealized
gain (loss)                           0.831      0.831      2.659      2.659
                                    -------    -------    -------    -------
  Total from Investment
    Operations                        1.443      1.333      3.299      3.203
                                    -------    -------    -------    -------
LESS DISTRIBUTIONS DECLARED TO SHAREHOLDERS:
From net investment income           (0.603)    (0.493)    (0.649)    (0.553)
                                    -------    -------    -------    -------
Net asset value -
  End of period                     $15.210    $15.210    $14.370    $14.370
                                    =======    =======    =======    =======
Total return (a)                     10.27%      9.45%    (28.90%)   (27.96%)
                                    =======    =======    =======    =======
RATIOS TO AVERAGE NET ASSETS
Expenses                              1.20%(b)   1.95%(b)   1.21%(b)   1.96%(b)
Net investment income                 4.16%(b)   3.41%(b)   5.00%(b)   4.25%(b)
Portfolio turnover                       8%         8%         7%         7%
Average commission rate             $0.0484(c) $0.0484(c)    --         --
Net assets at end
of period (in millions)             $   348    $   729    $   400    $   821

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.
(c) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for trades on which commissions are charged.

                                            Year ended November 30
                                    ----------------------------------------
                                           1994                  1993
                                    Class A    Class B    Class A    Class B
                                    -------    -------    -------    -------
                                    $13.600    $13.600    $12.960    $12.960
                                    -------    -------    -------    -------

                                      0.681      0.587      0.713      0.612

                                     (1.896)    (1.896)     0.616      0.616
                                    -------    -------    -------    -------

                                     (1.215)    (1.309)     1.329      1.228
                                    -------    -------    -------    -------

                                     (0.665)    (0.571)    (0.689)    (0.588)
                                    -------    -------    -------    -------

                                    $11.720    $11.720    $13.600    $13.600
                                    =======    =======    =======    =======
                                     (9.04%)    (9.73%)    10.20%      9.42%
                                    =======    =======    =======    =======

                                      1.23%      1.98%      1.19%      1.94%
                                      5.49%      4.74%      4.92%      4.17%
                                        16%        16%         6%         6%
                                    -------    -------    -------    -------

                                    $   373    $   744    $   503    $   971

                              SHAREHOLDER SERVICES
                            TO MAKE INVESTING EASIER

Your Fund has one of the most extensive selections of shareholder services available. Your financial advisor can help you arrange for any of these services, or you can call Colonial Investors Service Center directly at 1-800-345-6611.

AFFORDABLE ADDITIONAL INVESTMENTS: Add to your account with as little as $50 on most funds; $25 for an IRA account.

FREE EXCHANGES(1): Exchange all or part of your account into the same share class of another fund distributed by Liberty Funds Distributor, Inc. by phone or mail.

EASY ACCESS TO YOUR MONEY(1): Make withdrawals from your account by phone, by mail or, for certain funds, by check.

ONE-YEAR REINSTATEMENT PRIVILEGE: If you need access to your money, but then choose to return it within one year, you can reinvest in any fund distributed by Liberty Funds Distributor of the same share class without any penalty or sales charge.

FUNDAMATIC: Make periodic investments as low as $50 from your checking account to your Fund account.

SYSTEMATIC WITHDRAWAL PLAN (SWP): Receive monthly, quarterly or semiannual payments via check or bank transmission. There is a $5,000 account value required, but no minimum for the payment amount. The maximum annual withdrawal is 12% of account balance at time SWP is established. SWPs by check are processed on the 10th calendar day of each month unless the 10th falls on a non-business day or the first business day of the week. If this occurs, the processing date will be the previous business day. Dividends and capital gains must be reinvested.

AUTOMATED DOLLAR COST AVERAGING: Transfer money on a monthly basis from any fund with a balance of $5,000 into the same share class of up to four other funds distributed by Liberty Funds Distributor. Minimum for each transfer is $100.

RETIREMENT PLANS: Choose from a broad range of retirement plans, including IRAs.

(1) Redemptions and exchanges are made at the next determined net asset value after the request is received by the Transfer Agent. Proceeds may be more or less than your original cost. The exchange privilege may be terminated at any time. Exchanges are not available on all funds. Investors who purchase Class B or C shares, or $1 million or more of Class A shares, may be subject to a contingent deferred sales charge.

                              HOW TO REACH COLONIAL
                               BY PHONE OR BY MAIL

BY TELEPHONE

CUSTOMER CONNECTION - 1-800-345-6611
For 24-hour account information, call from your touch-tone phone. (Rotary callers will be automatically connected to a representative during business hours.) A recorded message will guide you through the menu:

For fund prices, dividends and capital gains information .............   press 1

For account information ..............................................   press 2

To speak to a service representative .................................   press 3

For yield and total return information ...............................   press 4

For duplicate statements or new supply of checks .....................   press 5

To order duplicate tax forms and year-end statements .................   press 6
(February through May)

To review your options at any time during your call ..................   press *

To speak with a shareholder services representative about your account, call Monday to Friday, 8:00 a.m. to 8:00 p.m. ET, and Saturdays from February through mid-April, 10:00 a.m. to 2:00 p.m. ET.

COLONIAL TELEPHONE TRANSACTION DEPARTMENT - 1-800-422-3737
To purchase, exchange or sell shares by telephone, call Monday to Friday, 9:00 a.m. to 7:00 p.m. ET. Transactions received after the close of the New York Stock Exchange will receive the next business day's closing price.

LITERATURE - 1-800-426-3750
To request literature on any fund distributed by Liberty Financial Investments, call Monday to Friday, 8:30 a.m. to 6:30 p.m. ET.

BY MAIL

COLONIAL INVESTORS SERVICE CENTER, INC.
P.O. BOX 1722
BOSTON, MA 02105-1722

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

LIBERTY FUNDS DISTRIBUTOR INVESTOR OPPORTUNITIES: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)

                     IMPORTANT INFORMATION ABOUT THIS REPORT

The Transfer Agent for Colonial Utilities Fund is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA 02105-1722
1-800-345-6611

Colonial Utilities Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.

This report has been prepared for shareholders of Colonial Utilities Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund and with the most recent copy of Liberty Funds Distributor Performance Update.

                                    TRUSTEES

ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, CS First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Retired (formerly Chairman of the Board and Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

ROBERT L. SULLIVAN
Retired Partner, Peat Marwick Main & Co. (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

[Logo] L I B E R T Y
       COLONIAL FUNDS o STEIN ROE ADVISOR FUNDS o NEWPORT FUNDS One Financial Center, Boston, MA 02111-2621, 1-800-426-3750
       Visit us at www.libertyfunds.com

                                                   UF-03/400F-0598 (7/98) 98/678